EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert C. Murray and James T. Foran, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Public Service Enterprise Group Incorporated ("PSEG") to sign the registration statement on Form S-8 to be filed by PSEG with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 15.0 million shares of PSEG's Common Stock without par value, (which shares are to be offered pursuant to the Public Service Enterprise Group Incorporated 1989 Long-Term Incentive Plan), and any and all amendments of such registration statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of June, 2000.


         /s/E. JAMES FERLAND                       /s/CONRAD K. HARPER
         ----------------------                    --------------------
         E. James Ferland                          Conrad K. Harper

         /s/ROBERT C. MURRAY                       /s/IRWIN LERNER
         ---------------------                     ---------------------
         Robert C. Murray                          Irwin Lerner

         /s/PATRICIA A. RADO                       /s/MARILYN M. PFALTZ
         ----------------------                    --------------------
         Patricia A. Rado                          Marilyn M. Pfaltz

                                                   /s/FORREST J. REMICK
         ----------------------                    --------------------
         Ernest H. Drew                            Forrest J. Remick

         /s/T.J. DERMOT DUNPHY                     /s/RICHARD J. SWIFT
         ----------------------                    --------------------
         T.J. Dermot Dunphy                        Richard J. Swift

         /s/RAYMOND V. GILMARTIN
         ----------------------
         Raymond V. Gilmartin